UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2007

CYGNE DESIGNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On May 17, 2007, Cygne Designs, Inc. (the “Company”) dismissed Ernst & Young LLP (“E & Y”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2008.

On the same date, the Company engaged Mahoney Cohen & Company, CPA, P.C. (“MC”) as the Company’s independent registered public accounting firm. The decision to change independent registered public accounting firms and the appointment of the new independent registered public accounting firm was approved by the audit committee of the Company’s Board of Directors on May 17, 2007.

The reports of E & Y on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s consolidated financial statements for each of the two fiscal years ended January 31, 2007, and in the subsequent interim period through May 17, 2007, there were no disagreements with E & Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E & Y would have caused E & Y to make reference to the matter in their report. There were no “reportable events” as that term is described in Item 304 (a)(1)(v) of Regulation S-K, except for material weaknesses reported by management in Item 9A on its January 31, 2006 Annual Report on Form 10-K/A filed Decemeber 20, 2006 and its January 31, 2007 Annual Report on Form 10-K filed May 1, 2007. These reports indicate that the Company did not maintain effective internal controls over financial reporting relating to accounting for the Company’s factoring agreement, income taxes and cash receipts and disbursements in the Company’s Guatemala subsidiary during the last two fiscal years ended January 31, 2007. The Company’s Audit Committee discussed the material weaknesses with E & Y and the Company has authorized E & Y to respond fully to the Company’s new accountants concerning the material weaknesses.

E & Y was provided a copy of the above disclosures and was requested to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter from E & Y dated May 22, 2007 is attached hereto as Exhibit 16.

During the fiscal years ended January 31, 2007 and 2006, and through the date of this Form 8-K, the Company did not consult with MC regarding any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 16	Letter from E & Y to the Securities and Exchange Commission dated May 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2007

CYGNE DESIGNS, INC.
(Registrant)

By:	/s/ Roy E. Green
Name:	Roy E. Green
Title:	Chief Financial Officer